As filed with the Securities and Exchange Commission on November 12, 1997

                                            REGISTRATION STATEMENT NO. 333-_____
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                           _________________________
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                           _________________________
                         BEACON PROPERTIES CORPORATION
            (Exact name of Registrant as Specified in Its Charter)

              Maryland                            04-3224258
     (State of Incorporation)                50 Rowes Wharf  (I.R.S.
                                           Employer Identification No.)

                                Boston, MA 02110
                                 (617) 330-1400
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                              AMENDED AND RESTATED
                      1994 STOCK OPTION AND INCENTIVE PLAN
                            (Full Title of the Plan)
                     -------------------------------------
                               Alan M. Leventhal
                     President and Chief Executive Officer
                                      and
                             William A. Bonn, Esq.
                                General Counsel
                         Beacon Properties Corporation
                                 50 Rowes Wharf
                                Boston, MA 02110
                                 (617) 330-1400
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                          ____________________________
                                With copies to:
                             Gilbert G. Menna, P.C.
                            Kathryn I. Murtagh, Esq.
                          Goodwin, Procter & Hoar LLP
                                 Exchange Place
                                53 State Street
                        Boston, Massachusetts 02109-2881
                                 (617) 570-1000
                          ____________________________

                        CALCULATION OF REGISTRATION FEE

====================================================================================================================
                                                 Proposed Maximum            Proposed Maximum
Title of Securities Being     Amount to be           Offering                   Aggregate              Amount of
 Registered                  Registered (1)    Price Per Share (2)           Offering Price         Registration Fee
--------------------------------------------------------------------------------------------------------------------
Common Stock...............        432,000                     $29.625                 $12,798,000            $3,879
====================================================================================================================

(1) Plus such additional number of shares as may be required pursuant to the Amended and Restated 1994 Stock Option and Incentive Plan in the event of a stock dividend, reverse stock split, split-up, recapitalization, forfeiture of stock under the Plan or other similar event.
(2) This estimate is made pursuant to Rule 457(c) and (h) under the Securities Act of 1933, as amended (the "Securities Act") solely for purposes of determining the registration fee and is based upon exercise price of outstanding options.
================================================================================

     The contents of the registrant's Registration Statements on Form S-8 (File Nos. 33-84242 and 333-10417) are incorporated herein by reference.

Item 8.   Exhibits.
          --------

     The following is a complete list of exhibits filed as part of this registration statement.

Exhibit
-------

4.1 January 1997 Amendment to the Beacon Properties Corporation 1994 Stock Option and Incentive Plan.
5.1 Opinion of Goodwin, Procter & Hoar LLP as to the legality of the securities being registered.
23.1   Consent of Goodwin, Procter & Hoar LLP (included in Exhibit 5.1).
23.2   Consent of Coopers & Lybrand L.L.P.
24.1 Powers of Attorney (contained on signature page of this registration statement).

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933, Beacon Properties Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on this 31st day of October, 1997.

                                 BEACON PROPERTIES CORPORATION


                                 By: /s/ Alan M. Leventhal
                                    -------------------------------
                                    Alan M. Leventhal, President

    KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned officers and directors of Beacon Properties Corporation hereby severally constitute Alan M. Leventhal and Lionel P. Fortin and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement filed herewith and any and all amendments to said Registration Statement, and generally to do all such things in our names and in our capacities as officers and directors to enable Beacon Properties Corporation to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

    Signature                 Title                                 Date
    ---------                 -----                                 ----


/s/ Alan M. Leventhal     President, Chief Executive           October 31, 1997
---------------------     Officer, and Director
Alan M. Leventhal         (Principal Executive Officer)


/s/ Edwin N. Sidman       Chairman of the Board                October 31, 1997
-------------------       of Directors
Edwin N. Sidman


/s/ Lionel P. Fortin      Executive Vice President,            October 31, 1997
--------------------      Chief Operating Officer
Lionel P. Fortin          and Director



/s/ Robert J. Perriello   Senior Vice President and            October 31, 1997
-----------------------   Chief Financial Officer
Robert J. Perriello       (Principal Financial Officer
                          and Principal Accounting Officer)



/s/ Norman B. Leventhal   Director                             October 31, 1997
-----------------------
Norman B. Leventhal


                          Director                             October __, 1997
-----------------------
Dale F. Frey


/s/ Graham O. Harrison    Director                             October 31, 1997
----------------------
Graham O. Harrison

/s/ William F. McCall, Jr.    Director                  October 31, 1997
--------------------------
William F. McCall, Jr.


/s/ Steven Shulman            Director                  October 31, 1997
------------------
Steven Shulman


Scott M. Sperling             Director                  October _____, 1997
------------------

                                 Exhibit Index

    Exhibit No.  Description

     4.1 January 1997 Amendment to the Beacon Properties Corporation 1994 Stock Option and Incentive Plan.
     5.1 Opinion of Goodwin, Procter & Hoar LLP as to the legality of the securities being registered.
     23.1   Consent of Goodwin, Procter & Hoar LLP (included in Exhibit 5.1).
     23.2   Consent of Coopers & Lybrand L.L.P.
     24.1 Powers of Attorney (contained on signature page of this registration statement).